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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 27, 2002
        -----------------------------------------------------------------

                                 IMMUNOGEN, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


MASSACHUSETTS                       0-17999                     04-2726691
---------------                   ------------             -------------------
(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)


                     128 SIDNEY STREET, CAMBRIDGE, MA 02139
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 995-2500


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ITEM 5.  OTHER EVENTS.

On August 27, 2002, ImmunoGen, Inc. (the "Company") announced that, effective immediately, its Board of Directors has authorized the repurchase of up to 4.1 million shares of the Company's common stock. The repurchases are to be made at the discretion of management and as market conditions warrant. No time limit was set for the completion of the repurchase program.

The press release announcing the common stock repurchase program is filed as an exhibit to this Form 8-K, and is incorporated by reference into this Item 5. The foregoing description of the press release and the transactions contemplated therein is qualified in its entirety by reference to such exhibit.


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

         99.1         The Company's Press Release dated August 27, 2002.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     IMMUNOGEN, INC.
                                     ----------------
                                     (Registrant)

Date: August 27, 2002                /s/ Gregg D. Beloff
                                     -------------------
                                     Gregg D. Beloff
                                     Chief Financial Officer and Vice President


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EXHIBIT INDEX
--------------

          EXHIBIT
          NUMBER              DESCRIPTION
          --------            -----------

          99.1         The Company's Press Release dated August 27, 2002.